Exhibit 99.1

Charterhouse Group, Inc.
535 Madison Avenue
New York, NY 10022-4299
Phone: 212 584 3200 Fax: 212 750 9704
www.charterhousegroup.com
September 30, 2005
Mr. Travis Baugh
President & Chief Executive Officer
MicroMed Cardiovascular Inc.
8965 Interchange Drive
Houston, Texas 77054
Dear Travis:
As we discussed yesterday, effective immediately, I am resigning my position as a Director of MicroMed.
I enjoyed my association with the Company, its executive team and directors. Charterhouse and I wish everyone at MicroMed a successful future.
Best regards,
/s/ Phyllis Haberman
Phyllis Haberman
Partner
cc: MicroMed Board